Restructuring and impairment charges	12 Months Ended
Dec. 31, 2022
Restructuring and impairment charges [Abstract]
Restructuring and impairment charges	Restructuring and impairment charges
During the quarter ended March 31, 2022, management approved a plan to permanently reduce the capacity at our pulp mill in Hinton, Alberta. One of Hinton pulp mill’s two production lines has shut, and the remaining line produces Unbleached Kraft Pulp rather than Northern Bleached Softwood Kraft Pulp. As a result, we recorded impairment charges of $13 million relating to equipment that was decommissioned permanently as part of the transition to Unbleached Kraft Pulp.
During the quarter ended December 31, 2022, we identified an impairment indicator for our Perry sawmill as a result of high fibre costs and softening lumber markets. We recorded associated restructuring and impairment charges of $31 million, of which $29 million related to asset impairment of manufacturing plant, equipment and machinery. On January 10, 2023, we announced the indefinite curtailment of our Perry sawmill.
During the quarter ended December 31, 2022, we identified an impairment indicator for our South Molton, England location due to a decline in demand from a key customer for our kitchen cabinet products. We recorded associated restructuring and impairment charges of $15 million, of which $9 million related to asset impairment of manufacturing plant, equipment and machinery and related spares.